United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street
Suite 1200
Richmond, Virginia 23219
(Address of principal executive offices, including Zip Code)
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Registrant’s telephone number, including area code: (804) 633-5031
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 26, 2017, Union Bankshares Corporation (the “Company”) held a special meeting of shareholders (the “Special Meeting”) in Roanoke, Virginia. At the Special Meeting, the shareholders of the Company were asked to consider and vote on the following proposals: (1) to approve the Agreement and Plan of Reorganization, dated as of May 19, 2017, between the Company and Xenith Bankshares, Inc. (“Xenith”), including the related Plan of Merger, pursuant to which Xenith will merge with and into the Company (the “Merger Proposal”) and (2) to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). At the Special Meeting, the Merger Proposal was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

At the close of business on September 11, 2017, the record date for the Special Meeting, there were 43,702,671 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were present in person or by proxy 33,900,821 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting.

The Company’s independent inspectors of election reported the vote of the shareholders as follows (percentages report shares voted as a percent of shares of the Company's common stock outstanding and entitled to vote):

Proposal 1: To approve the Merger Proposal:

Votes For	Votes Against	Abstain	Broker Non-votes
33,503,745	271,091	125,983	—
76.7%	0.6%	0.3%	—%

Proposal 2: To approve the Adjournment Proposal:

The Adjournment Proposal was withdrawn, as it was not necessary due to the approval by the Company’s shareholders of the Merger Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: October 27, 2017	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer